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                                                                 EXHIBIT 10.39.2


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("First Amendment") is made and entered into as of the 22nd day of March, 1999, by and between ASA HOLDINGS, INC., a Georgia corporation ("Borrower"), NATIONSBANK, N.A., SOUTHTRUST BANK, N.A., SUNTRUST BANK, ATLANTA, and WACHOVIA BANK, N.A. (the "Lenders"), and NATIONSBANK, N.A., as Administrative Agent and Issuing Bank ("Administrative Agent").


                                   WITNESSETH:

         WHEREAS, Borrower, Lenders and Administrative Agent entered into a credit agreement (the "Credit Agreement") dated as of June 26, 1998 by and among Borrower, the Lenders, the Administrative Agent and Nationsbanc Montgomery Securities LLC, as Arranger; and

         WHEREAS, no Loans are outstanding under the Credit Agreement as of March 22, 1999; and

         WHEREAS, the parties wish to terminate the Credit Agreement.

         NOW, THEREFORE, for and in consideration of each party's agreement to be bound hereby, and for other good and adequate consideration, the parties do hereby agree as follows:

         1. The term "Termination Date" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Termination Date" means 12:01 a.m. March 22, 1999.

         2. All other capitalized terms used and not otherwise defined herein have the same meaning ascribed to them in the Credit Agreement.

         3. This First Amendment may be executed in one or more counterparts in accordance with Section 13.14 of the Credit Agreement.



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         IN WITNESS WHEREOF, the Borrower, Lenders and Administrative Agent have each caused this Termination Agreement to be executed by its duly authorized officers and its seal to be affixed hereto as of March 22nd 1999.

THE BORROWER:                                    THE ADMINISTRATIVE AGENT
                                                 AND ISSUING BANK:



ASA HOLDINGS, INC.                               NATIONSBANK, N.A.



By: /s/ Ronald V. Sapp                           By:  /s/ Chas McDonell
   ---------------------------------                ----------------------
Title  Senior Vice President-Finance             Title  Vice President
     -------------------------------                  --------------------

                                 THE LENDERS:


NATIONSBANK, N.A., as a Lender                   SUNTRUST BANK, ATLANTA



By:  /s/ Chas McDonell                           By:  /s/ Deborah S. Armstrong
   ---------------------------                      --------------------------
Title  Vice President                            Title  Vice President
     -------------------------                        ------------------------

                                                 By:  /s/ Eric M. Johnson
                                                    --------------------------
                                                 Title  Officer
                                                      ------------------------

SOUTHTRUST BANK, N.A.                            WACHOVIA BANK, N.A.



By:  /s/ Ron Fontenot                            By:  /s/ Anne L. Sayles
   ---------------------------                      ----------------------
Title  Vice President                            Title  Vice President
     -------------------------                        --------------------

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